                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               ARGO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                                                   April 2, 2001



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Argo Bancorp, Inc. (the "Company"), the holding company for Argo Federal Savings Bank, FSB (the "Savings Bank"), Summit, Illinois, which will be held on April 26, 2001, at 12:00 p.m., at 5818 South Archer Road, Summit, Illinois 60501.

     The attached Notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions from our stockholders.

     The scheduled business of the Annual Meeting shall be the election of two directors, the Amendment of the Company's Charter changing the Company's name to Umbrella Bancorp, Inc., and the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2001.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the matters to be considered.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and its subsidiaries, I wish to thank you for your continued support. We appreciate your interest.


                                              Sincerely yours,


                                              John G. Yedinak
                                              Chairman of the Board of Directors

                               ARGO BANCORP, INC.
                             5818 SOUTH ARCHER ROAD
                             SUMMIT, ILLINOIS 60501
                                 (708) 458-2002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2001


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Argo Bancorp, Inc. (the "Company") will be held on April 26, 2001 at 5818 South Archer Road, Summit, Illinois 60501.

     The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. The election of two directors for a term of three years or until a successor is elected and qualified;

     2. The approval of a change in the Company's name to Umbrella Bancorp, Inc.;

     3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2001; and

     4. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has established March 23, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Argo Federal Savings Bank, FSB, 5818 South Archer Road, Summit, Illinois, 60501, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                              By Order of the Board of Directors


                                              Frances M. Pitts
                                              Secretary

Summit, Illinois
April 2, 2001

                               ARGO BANCORP, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2001


                       SOLICITATION AND VOTING OF PROXIES

     This proxy statement is being furnished to stockholders of Argo Bancorp, Inc. ("Argo" or the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 26, 2001, at 12:00 p.m., at 5818 South Archer Road, Summit, Illinois 60501, and at any adjournments thereof. The 2000 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 2000, accompanies this proxy statement, which is first being mailed to stockholders on or about April 2, 2001.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF ARGO WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 OF THIS PROXY STATEMENT, "FOR" THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY, CHANGING THE NAME OF THE COMPANY TO "UMBRELLA BANCORP, INC.", AS SET FORTH IN PROPOSAL 2 OF THIS PROXY STATEMENT, AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 3 OF THIS PROXY STATEMENT.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and Argo Federal Savings Bank, FSB (the "Savings Bank") without additional compensation therefor. Argo will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of Argo ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 23, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,023,109 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD VOTE" for the nominees being proposed. Under Delaware law and the Company's certificate of incorporation, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the approval of a change in the name of the Company, and the ratification for the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company, as set forth in Proposals 2 and 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will neither be employed by nor be directors of the Company or any of its affiliates.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the

Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                                                     AMOUNT AND
                                                      NATURE OF
                           NAME AND ADDRESS OF       BENEFICIAL        PERCENT
TITLE OF CLASS             BENEFICIAL OWNER           OWNERSHIP       OF CLASS
--------------------------------------------------------------------------------

Common Stock               John G. Yedinak              984,688(1)      46.34%
                           804 Kenmare
                           Burr Ridge, Illinois 60521

Common Stock               The Deltec Banking           501,224(2)      25.00%
                           Corporation, Limited
                           Deltec House
                           Lyford Cay
                           Nassau, Bahamas

Common Stock               Sergio Martinucci            286,045(1)      13.86%
                           5440 N. Paris
                           Chicago, Illinois 60656

Common Stock               Frances M. Pitts             123,035(1)       5.94%
                           6624 Greene Road
                           Woodridge, Illinois 60517
-----------------------

(1) Includes shares set forth below under "Proposal 1 - Information with Respect to the Nominees, Continuing Directors and Executive Officers."

(2) On December 31, 1996, the Company entered into a Stock Purchase Agreement (the "Purchase Agreement") with The Deltec Banking Corporation Limited, a banking corporation organized under the laws of the Commonwealth of the Bahamas ("Deltec") whereby Deltec acquired 25% of the issued and outstanding shares of the Company as of that date for an aggregate purchase price of $4.2 million. Pursuant to the Purchase Agreement, the Company, Deltec and John G. Yedinak also entered into a stockholder agreement (the "Stockholder Agreement"). The Stockholder Agreement provided Deltec with the right to maintain a continuing interest equal to 25% of the Company. The Stockholder Agreement also granted Deltec registration rights with respect to its shares of Common Stock. In 2000, Deltec advised the Company it no longer intended to maintain its ownership position in the Company, in light of the plan of liquidation and dissolution of Deltec. In connection therewith and in furtherance of the exercise of its registration rights, the Company has filed a Registration Statement with the Securities and Exchange Commission, in part to register such shares.




                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The nominees proposed for election at the Annual Meeting are John G. Yedinak and Sergio Martinucci. Mr. Yedinak and Mr. Martinucci are directors and officers of the Company. Neither Mr. Yedinak nor Mr. Martinucci is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either Mr. Yedinak or Mr. Martinucci will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY IF EXECUTED AND RETURNED WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

     The following table sets forth, as of the Record Date, the names of the nominees and continuing directors and the named Executive Officers, as defined below, as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; and the year in which each first became a director of the Company or Savings Bank and the year in which their term (or in the case of the nominees, proposed terms) as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and the named Executive Officers and all directors and executive officers as a group as of the Record Date.



NAME AND PRINCIPAL                                                           AMOUNT
OCCUPATION AT PRESENT                                           EXPIRATION   AND NATURE     OWNERSHIP
PERCENT                                             DIRECTOR    OF TERM      OF BENEFICIAL AS
AND FOR PAST FIVE YEARS                        AGE  SINCE(1)(2) AS DIRECTOR  OWNERSHIP(3)   OF CLASS
-----------------------                        ---  ----------- -----------  -----------   ----------
NOMINEES:

JOHN G. YEDINAK                                 51     1987        2004        984,688(6)      46.34%
Chairman of the Board, President
  and Chief Executive Officer of the
  Company, Vice Chairman and Chief
  Executive Officer of the Savings
  Bank since 1987

SERGIO MARTINUCCI                               66     1987        2004        286,045(4)      13.86%

Vice President of the Company, and
  Chairman of the Board of the Savings
  Bank since 1987, Senior Vice-President
  of Coldwell Banker Residential, a real
  estate brokerage firm

CONTINUING DIRECTORS:
ARTHUR E. BYRNES                                56     1997        2003        503,224(4)(5)   24.77%
  Senior Managing Director,
  Deltec Asset Management, LLC

FRANCES M. PITTS                                41     1992        2003        123,035(6)       5.94%
  Executive Vice President and
  Secretary of the Company; Executive
  Vice President, General Counsel and
  Secretary of the Savings Bank

Donald G. Wittmer                               65     1992        2002         30,004(4)       1.46%
  President and owner of Wittmer
  Financial Services, Ltd.

Stock ownership of all directors and
executive officers as a group (11 persons)      --       --          --      1,841,137(7)      81.85%

----------------------------

(1) Includes years of service as a director of the Savings Bank.

(2) All directors, except Ms. Pitts and Messrs. Wittmer and Byrnes, are currently directors of the Savings Bank.

(3) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.

(4) Includes 40,000, 2,000 and 26,000 shares subject to options which are currently exercisable and which may be acquired by Mr. Martinucci, Mr. Byrnes and Mr. Wittmer, respectively.

(5) See "Security Ownership of Certain Beneficial Owners" for a further discussion of the ownership of Deltec.

(6) Includes 101,384 and 45,475 shares subject to options which are currently exercisable and which may be acquired by Mr. Yedinak and Ms. Pitts, respectively.

(7) Includes 226,259 shares subject to options which are currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     The Board of Directors met on a monthly basis during the year ended December 31, 2000.

No director attended fewer than 75% of the total number of Board and Committee meetings held during this period. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Executive Committee. The Executive Committee of the Company consists of Messrs. Yedinak, Wittmer, and Martinucci. This committee exercises the authority of the Board of Directors with respect to matters requiring action between meetings of the Board of Directors. Any actions by this committee require subsequent ratification by the Board of Directors at the next regular meeting. This committee meets as needed between regular meetings of the Board. The Executive Committee met 8 times in 2000.

     Compensation Committee. The Compensation Committee of the Company consists of the full Board of Directors of the Company. The Board of Directors establishes compensation and benefits for each of the executive officers of the Company and the Savings Bank.

     Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting of Stockholders consisted of the entire Board of Directors. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee last met on January 11, 2001.

     Audit Committee. The Audit Committee of the Company currently consists of Messrs. Wittmer and Byrnes. The Audit Committee met 5 times in 2000. On January 11, 2001, in fulfillment of the SEC's requirements relating to audit committee composition and function, the Board of Directors adopted the Audit Committee Charter for Argo Bancorp, Inc., a copy of which is appended as Exhibit `A' to this proxy statement.

AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Argo shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference to such documents.

     The Audit Committee assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the Board that they be included in the Company's annual report on Form 10-K. The Committee is comprised solely of independent directors.

     The Audit committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 2000 with Argo's management and Crowe Chizek, the Company's independent auditors. The Committee has also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by the Independence Standards Board No. 1 (Independence

Discussions with Audit Committees). Based on the review and discussion with management and Crowe Chizek, the Committee has recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ending December 31, 2000 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee of the Board of Directors:
Donald G. Wittmer, Chairman, and Arthur Byrnes

ACCOUNTANT FEES

Audit Fees

     The Company's independent auditor during 2000 was Crowe, Chizek and Company LLP ("Crowe Chizek"). The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2000 and for the required review of Argo's financial information included in its Form 10-Q filings for the year 2000 was $74,500.

Financial Information Systems Design and Implementation Fees

     There were no fees or expenses billed by Crowe Chizek for services relating to design or implementation of financial information systems for the year ended December 31, 2000.

All Other Fees

     The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to the Company for 2000 was $375,077.

     The Audit Committee, after consideration of the matter, does not believe that the provision of additional services by Crowe Chizek to be incompatible with maintaining the independence of Crowe Chizek as the Company's principal accountant.

DIRECTORS' COMPENSATION

     Directors' Fees. Directors of the Company are paid $700 monthly for attendance at meetings and for services rendered to the Company. Directors of the Savings Bank are paid $700 for attendance at monthly meetings of the Board, and are also compensated for service to and attendance at meetings of the committees of the Board on which they serve at the rate of $400 ($450 for the Chairman) for each committee meeting. The Chairman of each Board and each committee is compensated at a higher rate for attendance at monthly meetings and for duties performed during the month. The Secretary of the Board and of each committee also receives compensation for services, at the rate of $400 each meeting.



EXECUTIVE COMPENSATION

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement the Compensation Committee for the Company (the "Committee"), has prepared the following report for inclusion in this proxy statement:

     The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its subsidiaries. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Company and to build stockholder value through appreciation in the price of the Company's Common Stock.

     The Company provides certain benefits to all officers and employees who meet certain minimum requirements, regardless of position. These benefits include health insurance, vacation allowances, and life and long-term disability insurance. Officers are also provided the opportunity to participate in the Company's 401(k) Plan, Employee Stock Ownership Plan, and are eligible for awards of Options under the Company's 1998 Incentive Stock Option Plan. In past years, officers have also been paid discretionary bonuses based on the successful operations of the Company and subsidiaries.

     One of the Committee's primary objectives is to develop and maintain compensation plans which provide the Company with the means of attracting and retaining high quality executives at competitive compensation levels and implement compensation plans which seek to motivate executives to perform to the fullest extent of their abilities by aligning the financial interests of the Company's senior management with those of its stockholders, thereby enhancing stockholder value. The Committee considers the level of compensation paid to executive officers of companies with operations and affiliates similar to that of the Company's, and reviews market trends in annual increases awarded to senior management. Adjustments to base salaries are made annually for all senior officers and employees of the Company, and have averaged 4% annually in the last three years, based on the Committee's consideration of comparable industry and market place averages, and assessment of the individual contributions of executives to the Company's overall operational success and performance.

     Each of the named Executive Officers of the Company, President and Chief Executive Officer John G. Yedinak, Executive Vice President, Secretary and Corporate Counsel Frances M. Pitts and Executive Vice President Colleen A. Kitch, have been provided long-term Employment Agreements by the Company as described in this proxy statement. In addition to establishing the mechanism for annual adjustment to base salary compensation, these Employment Agreements also provide for the payment of annual bonuses based on the results of operations of the Company. Bonuses have been paid under the terms of each of the Employment Agreements in four of the last five years.

         The compensation of the Company's Chief Executive Officer is set based on the method described above. For 2000, Mr. Yedinak earned approximately $458,000 in salary and bonus. Although few, if any, financial services holding companies' operations mirror that of the Company's, the Committee believes that, given the level of his responsibilities and the diverse nature of the Company's operations, Mr. Yedinak's 2000 compensation falls within the midrange of similar companies.

     The Company has also provided Termination Agreements to certain senior executives of the Company which, in material part, establish base salary compensation and eligibility for bonus compensation, grant awards of Stock Options under the Company's 1998 Stock Option Plan based on operational results, and provide for the payment of additional compensation in the event of termination based on a change-of-control of the Company or its subsidiary, the Savings Bank. Termination Agreements have, in the most recent two-year period, been provided to the Principal Financial Officer for the Company, and the Chief Operating Officer of the Savings Bank. In 2000, no Stock Options were issued pursuant to the terms of the Termination Agreements. No bonus payments or additional compensation based on the change-in-control provisions were paid in either 1999 or 2000 under any of the Agreements.

     Section 162(m) of the Internal Revenue limits tax deductions for executive compensation to $1 million. There are several exemptions to Section 162(m), including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including stockholder approval. The Committee intends to consider annually whether it should adopt a policy regarding 162(m) and to date has concluded that it is not appropriate to do so. One reason for this conclusion is that, assuming current compensation policies remain in place, Section 162(m) will not be applicable in the near term to any executive's compensation.

     Submitted by the members of the Compensation Committee of the Board of
Directors: Sergio Martinucci, Donald G. Wittmer, Arthur Byrnes, John G. Yedinak, Frances M. Pitts.

STOCK PERFORMANCE GRAPH

     The graph on the following page draws a six-year comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total returns of companies on the Nasdaq Stock Market Index and the SNL Midwest Thrift Index supplied by SNL Securities, LC.

                           ARGO BANCORP INCORPORATED
                              [PERFORMANCE GRAPH]

                                                     PERIOD ENDING
                              -----------------------------------------------------------
INDEX VALUE                    12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
-----------------------------------------------------------------------------------------
Argo Bancorp, Incorporated      100.00    124.27    138.69    157.74    216.41    255.96
NASDAQ - Total US*              100.00    123.04    150.69    212.51    394.92    237.62
SNL Midwest Thrift Index        100.00    125.99    203.04    187.60    155.96    210.34


*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2001. Used with permission. All rights reserved. crsp.com.

SNL SECURITIES LC                                                 (804) 977-1600
(C) 2001

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table shows for the fiscal years ending December 31, 1998, 1999 and 2000, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the other executive officers of the Company who received total salary and bonus in excess of $100,000 in 2000 (the "Named Executive Officers").

                            ANNUAL COMPENSATION           LONG TERM COMPENSATION
                            -------------------           ----------------------
                                                                   AWARDS          PAYOUTS
                                                          ----------------------   -------
                                                   OTHER               SECURITIES
                                                   ANNUAL  RESTRICTED  UNDER-               ALL OTHER
                                                   COMPEN- STOCK       LYING       LTIP     COMPEN-
NAME AND                     SALARY      BONUS     SATION  AWARD(S)    OPTIONS/    PAYOUTS  SATION
PRINCIPAL OFFICER    YEAR   ($)(1)(2)   ($)(3)     ($)(4) ($)          SARS(#)(5) ($)(6)   ($)
-------------------------------------------------------------------------------------------------------
John G. Yedinak      2000   $391,453   $ 84,591   $   --   $   --      25,000      None     $ 23,900(7)
  President and      1999   $391,961   $ 33,684   $   --   $   --          --      None     $ 14,223
  Chief Executive    1998   $378,811   $ 40,398   $   --   $   --          --      None     $ 17,701
  Officer of the
  Company and
  President and
  Chief Executive
  Officer of the
  Savings Bank

Frances M. Pitts     2000   $159,160   $ 50,260   $   --   $   --      25,000      None     $ 17,147(7)
  Executive Vice     1999   $156,526   $ 21,769   $   --   $   --          --      None     $ 13,211
  President and      1998   $161,781   $ 20,199   $   --   $   --          --      None     $ 14,569
  Secretary of the
  Company and
  Executive Vice
  President,
  General Counsel
  and Secretary of
  the Savings Bank

Colleen A. Kitch     2000   $132,988   $ 24,100   $   --   $   --      25,000      None     $  8,388(7)
  Executive Vice     1999   $132,658   $161,818   $   --   $   --          --      None     $  9,015
  President of the   1998   $112,859   $     -0-  $   --   $   --          --      None     $  6,917
  Company

Dominic M. Fejer,    2000   $ 85,488   $ 12,318   $   --   $   --       1,000      None     $  8,673(7)
  Vice President     1999   $ 77,754   $  2,077   $   --   $   --       5,000      None     $    640
  and Principal      1998   $ 26,762   $     -0-  $   --   $   --       4,000      None     $     -0-
  Financial Officer
  of the Company and
  Vice President,
  Chief  Financial
  Officer of the
  Savings Bank

(1) Includes amounts of salary deferred pursuant to the Savings Bank 401(k) Plan. Under the Plan, participants may elect to have up to the lesser of 12% or $10,500 of annual compensation deferred for the Plan year.

(2) Includes directors' fees received from the Company and the Savings Bank with respect to Mr. Yedinak; and directors' fees and secretary's fees received from the Company and the Savings Bank with respect to Ms. Pitts.

(3) Includes deferred bonus amounts as described under the "Employment Agreements" with respect to Mr. Yedinak and Ms. Pitts. Such bonuses were based upon the financial results of the Company for 1998, 1999 and 2000.

(4) For 1998, 1999 and 2000 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years;
     (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.


(5) The following table provides information on stock options granted in 2000 2000 to the executive officers named in the Summary Compensation Table. In 2000, all options to these officers were new grants under the Company's 1998 Incentive Stock Option Plan. All options granted to the executive officers were qualified stock options, and no stock appreciation rights ("SARs") were granted. The actual value of the options will depend on the market value of the Company's common stock on the dates the options are exercised. No realization of value from the options is possible without an increase in the price of the common stock, which would benefit all stockholders.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                        NUMBER OF
                        SECURITIES    PERCENT OF TOTAL
                        UNDERLYING      OPTIONS/SARS                                GRANT DATE
                         OPTIONS/        GRANTED TO      EXERCISE OR                  PRESENT
                       SARS GRANTED     EMPLOYEES IN      BASE PRICE   EXPIRATION      VALUE
        NAME              (#)(1)       FISCAL YEAR(2)    ($/SHARE)(3)     DATE        ($)(4)
----------------------------------------------------------------------------------------------
John G. Yedinak         27,000             1.33%            $11.00      11/01/05       $2.06
Frances M. Pitts        27,000             1.33%            $10.00      11/01/10       $3.46
Colleen A. Kitch        25,000             1.23%            $10.00      08/01/10       $3.50
Dominic M. Fejer         1,000              .04%            $10.00      11/01/10       $3.46



(1) All options granted vest at the rate of 20% annually, beginning on the date of grant (November 1, 2000 for each of Mr. Yedinak, Ms. Pitts and Mr. Fejer, and August 1, 2000 in the case of Ms. Kitch), and on each anniversary date thereafter.

(2) The percentages shown are based on options granted in 2000 on 2,023,109 shares of common stock.

(3) Exercise price is equal to market value of common stock on the date of the grant, except in the case of Mr. Yedinak, whose qualified stock options were issued at 110% of the market value of common stock on the date of the grant.

(4) The grant date present values were determined using the Black-Scholes standard option (4)pricing model based on the following assumptions:

 GRANT                                      DIVIDEND                RISK FREE
  DATE          VESTING           DURATION    YIELD   VOLATILITY  RATE OF RETURN
--------  ---------------------   --------  -----------------------------------
11/01/00  20% at grant and each
          anniversary             5 years    1.77%      20.60%         5.72%
11/01/00  20% at grant and each
          anniversary             10 years   1.77%      20.60%         5.72%
08/01/00  20% at grant and each
          anniversary             10 years   1.77%      20.60%         5.83%
11/01/00  20% at grant and each
          anniversary             10 years   1.77%      20.60%         5.72%

  No adjustments were made in calculating the grant date present value of an option to account for potential forfeitures or the non-transferable nature of the option.

(6) The Company does not maintain a long-term incentive plan and, therefore, there were no payouts or awards under such plan.

(7) Includes $5,250 contributed by the Savings Bank pursuant to the 401(k) Plan for the accounts of each of Mr. Yedinak, Ms. Pitts, Ms. Kitch and Mr. Fejer, respectively, for the year ended December 31, 2000. Excludes $93,759 and $13,377 which represents the market value of premiums paid on supplemental polices covering life (with proceeds to be paid to the Company and the Bank) and long-term disability for Mr. Yedinak and Ms. Pitts for the year ended December 31, 2000. Includes $18,650, $11,897, $3,088 and

          $3,423 for market value of the allocations of shares made under the Employee Stock Ownership Plan for 2000 to Mr. Yedinak, Ms. Pitts, Ms. Kitch and Mr. Fejer, respectively.


     EMPLOYMENT AGREEMENTS. The Company and the Savings Bank (collectively, the "Employer") entered into amended and restated employment agreements ("Agreements") with each of Mr. Yedinak and Ms. Pitts, effective November 1, 1999. A similar Agreement was executed by the Company for Ms. Kitch effective November 1, 1999 (Mr. Yedinak, Ms. Pitts and Ms. Kitch are collectively referred to as "Executive Officers"). The Savings Bank Agreements provided for a three year term and commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreements for an additional year so that the remaining term shall be three years after conducting a performance evaluation of the Executive Officers. The Savings Bank employment Agreements for Mr. Yedinak and Ms. Pitts were renewed in November 2000. The Company Agreements provide for a five year term (three years under the Agreement with Ms. Kitch) and shall be extended on an annual basis unless written notice of non-renewal is given by the Board of the Company. Under the Agreements with each of the Executive Officers, base compensation of $201,377 and $173,792 with respect to Mr. Yedinak, and $39,645 and $116,322, with respect to Ms. Pitts, will be paid by each of the Company and Savings Bank, respectively. Under the Agreement with Ms. Kitch, base compensation of $135,200 will be paid by the Company. The salary amounts under the Agreements may be increased at the discretion of the Board of Directors, or authorized committee of the Board, of each of the Company and the Savings Bank. The salary may not be decreased during the term of the Agreements without the prior written consent of the Executive Officers.

     Pursuant to the Agreements, in addition to the Executive Officers' base compensation, an amount equal to 2% for Mr. Yedinak and 1% for Ms. Pitts of gross profits of each of the Company and Savings Bank shall be credited as additional compensation to be paid on the earlier of termination for other than cause, death or disability, the expiration of the Agreements, or annually on the original anniversary date of the Agreements. The Agreement with Ms. Kitch does not contain this provision. The deferred amounts will be forfeited if the Executive Officer is terminated prior to the anniversary date of the Agreements for any reason other than death or disability. The Agreements also provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The Agreements provide for termination by the Savings Bank or the Company for cause, as defined in the Agreements, at any time.

     In the event the Savings Bank or the Company chooses to terminate the Executive Officers' employment for reasons other than for cause, or in the event of the Executive Officer's resignation from the Savings Bank and (or) the Company upon: (i) termination of employment other than for disability, retirement or cause or (ii) the Executive Officer's resignation upon: (a) a failure to re-elect the Executive Officer for his current offices or failure to nominate or renominate the Executive Officer to the Board (as applicable); (b) a material denotive change in the Executive Officer's functions, duties or responsibilities; (c) a relocation of the Executive Officer's principal place of employment by more than 30 miles; (d) a material reduction in benefits or perquisites being provided to the Executive Officer under the Agreements; (e) liquidation or dissolution of the Savings Bank or the Company; or (f) a breach of the Agreements by the Savings Bank or the Company, the Executive Officer or, in the event of death, his beneficiary would be entitled to receive an amount equal to the base salary increased annually by four percent (4.0%) due to the Executive Officer for the remaining term of the Agreements and the contributions that would have been made on the Executive Officer's behalf to any employee benefit plans of the Savings Bank or the Company during the remaining term of the Agreements. The Savings Bank and the Company would also continue to pay for the Executive Officer's life, health and disability coverage for the remaining term of the Agreements.

     Under the Agreements, if voluntary or involuntary termination follows a change in control of (as applicable) the Savings Bank or the Company (as defined in the Agreements), the Executive Officer, in the event of his/her death, his/her beneficiary would be entitled under the Company Agreements to a severance payment equal to five times (three times, in the case of Ms. Kitch) the average of the three preceding taxable years' annual compensation. Under the Savings Bank Agreements, the Executive Officers would be entitled to a severance payment equal to three times the Executive Officer's average annual compensation for the five most recent taxable years. The Savings Bank and the Company would also continue the life, health, and disability coverage for Mr. Yedinak and Ms. Pitts for sixty months. Notwithstanding that both the Savings Bank and the Company Agreements provide for a severance payment in the event of a change in control, the Executive Officers would only be entitled to receive a severance payment under one Agreement. Any excise taxes due as a result of an "excess parachute payment" under the Company Agreements will be reimbursed under the Agreements. Based solely on the Salary and Bonus reported in the Summary Compensation Table for 2000 assuming all compensation was paid under the Company Agreement with respect to Mr. Yedinak, Ms. Pitts and Ms. Kitch, and excluding any benefits under any employee plan which may be payable following a change in control and termination of employment, Mr. Yedinak, Ms. Pitts and Ms. Kitch, would be entitled to severance payments of approximately $1,625,950, $666,500 and $564,450, respectively.

     Payments to the Executives under the Savings Bank Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Savings Bank. Payment under the Company Agreements would be made by the Company. The Agreements also provide that the Savings Bank and Company shall indemnify the Executive Officers to the fullest extent allowable under federal and Delaware law, respectively.

     MANAGEMENT RECOGNITION PLAN AND TRUST. The Management Recognition and Retention Plan (the "MRP") provides stock awards to officers and key employees. Awards made after June 1, 1995 are subject to performance goals and vest at a rate of 16.66% on the last day of each six month period following the date of grant. Awards made prior to June 1, 1995 are not subject to performance goals and vest at a rate of 33.33% per year commencing on the date of grant. As of December 31, 2000, no shares were outstanding pursuant to grants under the MRP and 27,332 shares remain available for future grants.

     STOCK OPTION PLANS. On May 20, 1998 the Stockholders of the Company approved the Incentive Stock Option Plan. The Incentive Stock Option Plan provides for discretionary awards of options to purchase Common Stock to officers and key employees as determined by a committee of disinterested directors. During 2000, 93,000 incentive stock options and 6,000 non-statutory stock options were granted under the Incentive Stock Option Plan. All options available to purchase common stock held by employees under Argo Bancorp, Inc. 1991 Employee Stock Option and Incentive Plan (the "1991 Stock Option Plan") have been granted, and the Plan is now closed. The following table provides certain information with respect to option exercises in the previous fiscal year by Named Executive Officers and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. As of December 31, 2000, 292,000 options to purchase shares of Common Stock are available for grant (all under the Incentive Stock Option Plan) and 335,659 options to purchase Common Stock have been granted under predecessor plans and are currently outstanding.


                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                 FISCAL YEAR END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED       IN-THE-MONEY
                  SHARES                            OPTIONS AT FISCAL YEAR END   OPTIONS/SARS
                  ACQUIRED ON                       AT FISCAL YEAR END           AT FISCAL YEAR-END
NAME              EXERCISE         VALUE REALIZED   (#)(1)(2)(3)(4)                     ($)(5)
----------------- -------------    --------------   ---------------------------  --------------------------
                                                    EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                                    -----------   -------------  -----------  -------------
John G. Yedinak            0       $       --       101,384(6)       21,600(6)   $  597,575       (18,900)

Frances M. Pitts      13,925       $  140,990        45,475(7)       21,600(7)   $  260,173    $    2,700

Colleen A. Kitch           0       $       --         5,000(8)       20,000(8)   $      625    $    2,500
--------------------------------


(1) All options become 100% exercisable upon death, disability, retirement or a change in control, as defined generally under the Incentive Stock Option Plan. In addition, vesting of non-statutory options may be accelerated by a committee consisting of outside directors.

(2) The purchase price may be made in whole or in part through the surrender of previously held shares of common stock.

(3) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary) the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the Company's discretion to accept or reject such a request.

(4) Options are subject to limited (SAR) rights pursuant to which the options, to the extent outstanding for at least six months, may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.

(5)  The price of the Common Stock on December 31, 2000 was $10.125.

(6) The exercise price for 95,984 options is $3.85 and the exercise price for 27,000 options is $11.00.

(7) The exercise price for 36,075 options is $3.50, the exercise price for 4,000 options is $5.00, and the exercise price for 27,000 options is $10.00.

(8) The exercise price for 5,000 options is $10.00 and the exercise price for 20,000 options is $10.00.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 requires that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and must not involve more than the normal risk of repayment or present other unfavorable features. Additionally, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

     Any loan made by the Savings Bank to its directors and officers are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, Mary Anne Gearhart, a director of the Savings Bank, had a home equity mortgage with the Savings Bank with a $78,163 balance. The terms of the mortgage are comparable with the terms of loans made to other unrelated persons.


PROPOSAL 2. APPROVAL OF A CHANGE TO THE COMPANY'S NAME

     The Board of Directors has unanimously determined that a change in the name of the Company is advisable and has unanimously voted to recommend its selection to the Company's stockholders for adoption and approval. With respect to the adoption of a new name for the Company, which represents an amendment to the Company's Amended and Restated Certificate of Incorporation, the Board of Directors, which beneficially own 86% of the Company's outstanding stock, have indicated their intention to vote "FOR" the proposal. Stockholders are being asked to adopt and approve the proposed change to the Company's name, which will be set forth in the Company's Amended and Restated Certificate of Incorporation.

     The Board of Directors seeks stockholder approval of the name "Umbrella Bancorp, Inc." for the Company. The Board believes the "Umbrella Bancorp, Inc." name is more reflective of the Company's desire to provide a wider array of financial services to the consumers it seeks as its customers, and provides market identity with the brand it established by the initiation of Internet delivery of retail banking products through the "umbrellabank.com" division of the Company's primary subsidiary, Argo Federal Savings Bank, FSB (the "Savings Bank").

     Prior to July 2000, the Savings Bank operated as a traditional savings and loan institution from five (5) physical branch locations located in Chicago and suburban Cook County, Illinois. With the Company's sale of its former On-Line Financial Services, Inc. subsidiary in March, 1999, management sought to capitalize upon the knowledge gained from three and one half years of experience gained in the turn-around, operation and successful sale of this mid-size computer service bureau, and obtained approval from the Board of Directors to design and implement entry into the expanding market for delivery of consumer financial services and products through the Internet. Operating as a division of the Savings Bank, the "umbrellabank.com" Internet retail delivery channel was opened in the second week of July 2000.

     At March 15, 2001, unaudited umbrellabank.com deposits totaled $197,728,174 and represented 43.04% of total Savings Bank unaudited deposits of $459,313,635 as of March 15, 2001. The growth of the umbrellabank.com Internet division of the Savings Bank over the eight month period fulfills the new direction charted by the Board of Directors of the Company. To both facilitate and complement the growth of the Savings Bank's electronic delivery channel, the Company authorized the sale and lease-back of the majority of the Company's owned real estate holdings (primarily, branch banking facilities) in July of 1999, and completed the sale of deposits from three of Savings Bank's leased facilities in November, 2000. Although a formal application has yet to be filed and approved, the Company has informally discussed with regulatory personnel a change in the name of the Savings Bank to "Umbrella Bank, FSB", and is not advised of any reason such application would be denied. If approved, the Company anticipates formal adoption of the "Umbrella Bank, FSB" name by the Savings Bank prior to the close of the second fiscal quarter of 2001.

     The Board of Directors believes that the adoption of the name "Umbrella Bancorp, Inc." by the Company will provide marketing identity and demonstrate corporate commitment for the activities of the Company's primary subsidiary, and is in the best interests of the stockholders.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR APPROVAL OF A CHANGE IN THE NAME OF THE COMPANY TO "UMBRELLA BANCORP, INC.".

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF A CHANGE TO THE COMPANY'S NAME.


PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company's independent auditors for the year ended December 31, 2000 were Crowe, Chizek and Company LLP. The Board of Directors has appointed Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2001.

     Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 2002, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, not later than December 10, 2001. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to such annual meeting, provided, however, that if less than thirty-one days' notice of the annual meeting is given to stockholders, notice by the stockholder shall be delivered to the Secretary of the Company not later than the close of business of the tenth (10) day following the day on which notice of the annual meeting was mailed to stockholders. The notice must include the stockholder's name and address as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder, and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO ARGO BANCORP, INC., MS. FRANCES M. PITTS, SECRETARY, 5818 SOUTH ARCHER ROAD, SUMMIT, ILLINOIS 60501.

                                              By Order of the Board of Directors


                                              Frances M. Pitts
                                              Secretary


Summit, Illinois April 2, 2001




YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             AUDIT COMMITTEE CHARTER
                               ARGO BANCORP, INC.


COMPOSITION: Only outside Director serve as members.

MEETING FREQUENCY: At least twice a year and more frequently at the request of a Committee member, the independent public auditor or regulator/external examiner.

BASIC FUNCTION: Provide assistance to the corporate directors in fulfilling their responsibilities relating to the Company accounting, reporting practices and the quality and integrity of Company financial reports. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and internal auditors, and the Company's management.

SPECIFIC RESPONSIBILITIES:

1. Select the independent public auditor possessing the qualifications and experience necessary to conduct a competent and comprehensive audit of the Company and recommend ratification to shareholders. Evaluate the performance of the external auditor.

2. Require the Company's Chief Compliance Officer to make available appropriate internal audits and appropriate management personnel regarding the Company's compliance with applicable laws and regulations. Insist upon and monitor corrective action directs at compliance exceptions.

3. Receive and review reports from the public auditors and regulator examiners. Meet with external auditors and examiners to discuss findings, obtain recommendations for corrective action as required, and arrange for special audits, studies and examinations as necessary.

4. Review with the independent auditors, the company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

5. Review the internal audit function, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

6. Request from the independent auditor's, a written statement regarding any relationships and services that may affect the external auditor's independence.

7. Monitor management plans and actions intended to correct deficiencies identified in independent audits and supervisory examinations.

8. Perform related audit responsibilities in compliance with laws and regulations.


                         EXHIBIT "A" TO PROXY STATEMENT

                                  [FRONT SIDE]

                                 REVOCABLE PROXY
                               ARGO BANCORP, INC.
                          ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 26, 2001
                             12:00 P.M. CENTRAL TIME

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Argo Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Commons Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 26, 2001 at 12:00 p.m. Central Time, at 5818 South Archer Road, Summit, Illinois and at any and all adjournments thereof, as follows:

     1. The election of directors of all nominees listed (except as marked to the contrary below).

                      John G. Yedinak and Sergio Martinucci

                      FOR                     VOTE WITHHELD
                      [ ]                          [ ]

     INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

                        --------------------------------

     2. For approval of a change in the Company's name to "Umbrella Bancorp, Inc."

                   FOR                 AGAINST           ABSTAIN
                   [ ]                   [ ]               [ ]


     3. For ratification of Crowe, Chizek and Company, LLP as auditors of the Company for the fiscal year ending December 31, 2001.

                   FOR                 AGAINST           ABSTAIN
                   [ ]                   [ ]               [ ]


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                              THE LISTED PROPOSALS.

                                   [BACK SIDE]


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 30, 2001 and of the Annual Report of Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                                  Dated:
                                       -----------------------------------------


                                       -----------------------------------------
                                       SIGNATURE OF STOCKHOLDER

                                       -----------------------------------------
                                       SIGNATURE OF STOCKHOLDER



                             -----------------------

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE